================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                            ________________________

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  DECEMBER 31, 1998



                              HOST MARRIOTT, L.P.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                        0-25087                52-2095412
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification no.)


           10400 FERNWOOD ROAD
            BETHESDA, MARYLAND                               20817
(Address of Principal Executive Offices)                  (Zip Code)



      Registrant's telephone number, including area code:  (301) 380-9000

================================================================================

ITEM 5. OTHER EVENTS.
        -------------

          On December 30, 1998, Host Marriott Corporation, a Maryland corporation and general partner of Host Marriott, L.P. (the "Operating Partnership"), announced that it completed the final steps in its conversion to a real estate investment trust ("REIT") and that it is now positioned to elect REIT status effective January 1, 1999.

          Host Marriott has consolidated the ownership of all of its assets into the Operating Partnership and its subsidiaries, through which Host Marriott will conduct its business in the future. Host Marriott is the sole general partner of the Operating Partnership. Host Marriott and various other parties own Operating Partnership units ("OP Units") which represent limited partnership positions that are exchangeable at various times in the future for shares of Host Marriott Common Stock on a one-for-one basis or their cash equivalent, at Host Marriott's election.

          In addition, on December 30, 1998, Host Marriott acquired ownership of, or controlling interests in, twelve upscale and luxury full-service hotels and certain other assets from the Blackstone Group and a series of funds controlled by Blackstone Real Estate Partners. In exchange for these hotel properties and other assets, which have an estimated transaction value of approximately $1.5 billion, the Operating Partnership issued approximately 44 million OP Units, assumed debt and made cash payments totaling approximately $900 million and transferred 1.4 million shares of Crestline Capital Corporation (NYSE:CLJ), a former subsidiary of Host Marriott engaged in the hotel leasing, senior living and asset management businesses. Host Marriott expects to issue the Blackstone entities approximately 3.7 million additional OP Units in April 1999 to compensate Blackstone for the Crestline distribution, although the exact number of OP Units cannot yet be determined. The Blackstone portfolio includes the Ritz-Carlton, Amelia Island, the Ritz-Carlton, Boston, the Hyatt Regency Burlingame at San Francisco Airport, the Hyatt Regency Cambridge, the Hyatt Regency Reston, Virginia, the Grand Hyatt Atlanta, the Four Seasons Philadelphia, the Four Seasons Atlanta, the Drake (Swissotel), New York, the Swissotel Chicago, the Swissotel Boston and the Swissotel Atlanta. As part of the transaction, the Operating Partnership also acquired certain other assets, including the first mortgage loan on the Four Seasons Beverly Hills. A 25% interest in the Swissotel U.S. management company also was acquired and immediately sold to Crestline.

          Host Marriott also announced that the Operating Partnership acquired eleven affiliated limited partnerships (or controlling interests therein), including the acquisition of eight public limited partnerships, that own 26 full-service Marriott hotels. These partnerships were acquired in exchange for OP Units, representing new equity of approximately $340 million. The exact number of OP Units to be issued will not be determined until January 29, 1999 when the pricing period ends and the former limited partners have elected, no later than January 22, 1999, whether to retain their OP Units or exchange them for Host Marriott stock or Operating Partnership notes. The price per OP Unit will be between $9.50 and $15.50. The eight partnerships and their final valuations are as follows:


                            Final               Note
Partnership            Exchange Value      Election Amount
-----------            --------------      ---------------

                               (per Partnership Unit)


Atlanta Marriott Marquis II                     $45,425                  $36,340
  Limited Partnership
  (Atlanta Marriott Marquis Hotel)

Desert Springs Marriott                          40,880                   32,704
  Limited Partnership
  (Marriott's Desert Springs Resort and
  Spa)

Hanover Marriott Limited Partnership            123,202                   98,562
   (Hanover Marriott Hotel)

Marriott Diversified American                   109,472                   98,599
  Hotels, L.P.
  (Dayton Marriott Hotel, Fairview
  Park Marriott Hotel, Fullerton
  Marriott Hotel, Livonia Marriott
  Hotel, Marriott Hotel at Research
  Triangle Park and Southfield
  Marriott Hotel)

Marriott Hotel Properties                       164,899                  142,370
  Limited Partnership
  (Marriott's Orlando World Center and
  a controlling interest in Marriott's
  Harbor Beach Resort)

Marriott Hotel Properties II                    237,334                  205,140
  Limited Partnership
  (Marriott Rivercenter Hotel, New
  Orleans Marriott Hotel, San Ramon
  Marriott Suite Hotel and a controlling
  interest in the Santa Clara Marriott Hotel)

Mutual Benefit Chicago Marriott Suite            33,256                   31,272
  Hotel Partners, L.P.
  (Marriott Suites O'Hare)

Potomac Hotel Limited Partnership                 5,040                    4,032
  (Albuquerque Marriott Hotel,
  Greensboro-High Point Marriott
  Hotel, Houston Marriott Medical

  Center Hotel, Marriott Mountain
  Shadows Resort, Miami Biscayne Bay Hotel,
  Raleigh Marriott Hotel, Seattle Sea-Tac
  Airport, Marriott Hotel and Tampa Westshore
  Marriott Hotel)


          Host Marriott also announced that it completed acquisitions and restructurings of other partnerships (or controlling interests therein) to enable Host Marriott to complete all of the significant transactions comprising the REIT conversion.

          These acquisition transactions follow the recent completion of several other steps in connection with Host Marriott's efforts to complete its REIT conversion by year end. On December 18th, Host Marriott's Board of Directors declared a special dividend, payable on or about January 27, 1999, in either $1.00 of cash or .087 share of Host Marriott stock per share of Host Marriott stock owned, at the election of each Host Marriott stockholder of record on December 28, 1998. Based on the cash amount, the implied value of the Host REIT stock in the special dividend is $11.50 per share. Election forms are being mailed to stockholders by year end. On December 29, 1998, Host Marriott completed its reincorporation from Delaware to Maryland through its merger into a wholly owned subsidiary which changed its name to Host Marriott Corporation.


          Host Marriott also completed the previously announced spinoff of Crestline Capital Corporation (NYSE:CLJ), a former subsidiary. Each Host Marriott stockholder of record on December 28, 1998 received one Crestline share for every ten shares of Host Marriott stock owned. Crestline owns one of the premier portfolios of senior living assets and will lease virtually all of Host Marriott's hotels. The special dividend and the Crestline distribution are taxable dividends.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         -------------------------------------------------------------------


     (A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          Not applicable.

     (B)  PRO FORMA FINANCIAL INFORMATION.

          Not applicable.

     (C)  EXHIBITS


          Exhibit No.    Description
          -----------    -----------

                  4.1 First Supplemental Indenture, dated December 29, 1998, to Indenture, dated December 2, 1996 by and among Host Marriott Corporation, a Delaware corporation, HMC Merger Corporation, the Operating Partnership and IBJ Schroder Bank & Trust Company.


                  4.2 Amendment No. 1 to Guarantee Agreement, dated December 29, 1998, to Guarantee Agreement relating to the Convertible Preferred Securities of a subsidiary of Host Marriott, dated December 2, 1996, by and between Host Marriott Corporation, a Delaware corporation, HMC Merger Corporation and IBJ Schroder Bank & Trust Company

                  4.3 Third Supplemental Indenture, dated as of December 14, 1998, to Indenture, dated August 5, 1998.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         HOST MARRIOTT, L.P.

                                         By:  Host Marriott Corporation,
                                              its general partner


                                         By:  /s/ Donald D. Olinger
                                            -----------------------
Date:  December 31, 1998                  Name:  Donald D. Olinger
                                          Title:  Senior Vice President
                                                  and Corporate Controller